A Deeper Dive into Mavorixafor Phase 3 Data and Unmet Patient Needs in WHIM Syndrome May 16, 2023 PROGRESS PATIENTS

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” or other similar terms or expressions that concern X4's expectations, strategy, plans, or intentions. Forward-looking statements include, without limitation, statements regarding the clinical development and therapeutic potential of mavorixafor for the treatment of WHIM syndrome, chronic and other neutropenias, and of X4’s other product candidates; X4’s possible exploration of additional opportunities for mavorixafor; the expected duration of patent protection; the expected availability, content, and timing of clinical data from X4’s ongoing clinical trials of mavorixafor; anticipated regulatory filings; clinical trial design; patient prevalence; and market opportunities. Any forward-looking statements in this presentation are based on management's current expectations and beliefs. Actual events or results may differ materially from those expressed or implied by any forward-looking statements contained herein on account of many factors, including, without limitation, uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development; the risk that trials and studies may be delayed and may not have satisfactory outcomes; the risk that the outcomes of preclinical studies or earlier clinical trials will not be predictive of later clinical trial results; the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials; the potential adverse effects arising from the testing or use of mavorixafor or other product candidates; the risk that patient prevalence, market, or opportunity estimates may be inaccurate; the impacts of general macroeconomic and geopolitical conditions on X4’s business; risks related to X4’s ability to raise additional capital; risks related to the substantial doubt about X4’s ability to continue as a going concern; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; unexpected litigation or other disputes; and other risks and uncertainties, including those described in the section entitled “Risk Factors” described in X4’s most recent Form 10-Q filed with the Securities and Exchange Commission (SEC) on May 4, 2023. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and X4’s own internal estimates and research. While X4 believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. Finally, while X4 believes its own internal research is reliable, such research has not been verified or validated by any independent source.

Today’s Agenda 01 02 03 04 05 06 Welcome Overview of Mavorixafor Opportunity The Challenge of Infections in WHIM New Phase 3 Data in WHIM Path Forward: WHIM, CN Disorders, and Beyond Conclusion and Q&A

Today's Event Participants



Charlotte Cunningham-Rundles, MD, PhD
Professor of Pediatric Immunology, Icahn School of Medicine at Mount Sinai



Jean Donadieu, MD, PhD
Pediatric Heme-Oncology, Chronic Neutropenia Registry Coordinator Trousseau Hospital, Paris



Peter Newburger, MD
Professor of Pediatrics, Molecular, Cell, & Cancer Biology at UMass Chan Medical School



Akiko Shimamura, MD, PhD
Professor of Pediatrics at Harvard Medical School, Director Bone Marrow & MDS Program at Boston Children's



Teresa Tarrant, MD, FAAAAI
Assoc. Professor at Duke School of Medicine, Vice Chair, Translational Research Rheumatology, Immunology



Gabrielle
Diagnosed with WHIM



Willow
Diagnosed with WHIM



Courtney
Diagnosed with WHIM



Paula Ragan, PhD
X4 President & CEO



Murray Stewart, DM, FRCP
X4 Interim CMO

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5 Mavorixafor: Potential Breakthrough for Treating Chronic Neutropenic Disorders Proven mechanism of action (MOA) / ability to increase white blood cells, including neutrophils Demonstrated tolerability in >200 individuals, some for >4 years Breakthrough Therapy Designation (BTD) and Orphan Drug Designation in first indication: WHIM syndrome; Priority Review Voucher (PRV) eligible Patent protection expected through 2038 Only oral candidate in development to treat CN disorders, including WHIM syndrome ✓ ✓ ✓ ✓

Mavorixafor's Market Potential: Addressing Infection Risk in CN and Beyond

Chronic Neutropenic (CN) Disorders

- Increased risk of serious infections
- Neutropenia
- ~50,000 estimated US patients[1]

WHIM Syndrome

- Increased risk of serious infections
- Neutropenia and lymphopenia
- >1,000 estimated US patients[2]


~50,000 CN Patients in US at increased risk of infections
Chronic Neutropenic Disorders
idiopathic
cyclic
congenital
WHIM

1. U.S. Prevalence Based on ICD-10 Code Research, Average Across 3 Years (2018, 2019, & 2021); >90% greater than 18 years of age, ~2/3 female, mixed G-CSF use. 2. Company market research. Qessential market research, 2019 and IPM.ai artificial intelligence study, 2020.

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7 WHIM1 Syndrome: Poorly Functioning Immune System, Starting from Birth Clinical diagnosis driven by over-signaling in the CXCL12/CXCR4 pathway Healthy Bone Marrow2 WHIM Disease Bone Marrow2 Increased Risk of Infections Heart: Endocarditis Skin: Cellulits Genitourinary Areas: HPV-related Cancers Ear, Sinus, and Lung: Upper/Lower Respiratory Tract Infections 1. WHIM = Warts, Hypogammaglobulinemia, Infections and Myelokathexis 2. McDermott: Stiehm's Immune Deficiencies 2014, Pages 711-719 Decreased white blood cell counts & impaired cell maturation lead to immune system dysfunction and increased risk of infections

8 • Infections start within the first year of life • Neutropenia tracks with infection risk from birth and continues as patients age • Most patients have both neutropenia and infections by the second decade of life Geier CB. Presentation at: the 19th Biennial Meeting of the European Society for Immunodeficiencies; October 14-17, 2020; online. Infection Risk Tracks with Neutropenia in WHIM Syndrome Relationship Between Neutropenia & Infections in WHIM Syndrome Natural History

4WHIM Pivotal Phase 3 Clinical Trial Overview


Primary Endpoint Assessed
Screening
1: 1
Randomization
Baseline
Visit
Mavorixafor (N= 14)
Placebo (N = 17)
~90% Rolled Over into
Open-Label Extension (OLE)

Baselines: 100% of patients had severe chronic neutropenia (median ANC ~200 cells/μL) and chronic lymphopenia (median ALC ~500 cells/μL)

Primary & First Secondary Endpoint: Time above Threshold (TAT) for ANC and ALC calculated as mean of the 13, 26, 39, and 52-week

Infection-Related Assessments: Data reviewed by blinded, centralized, independent adjudication committee for rate, severity, duration

Safety Assessments: Throughout the 52-weeks by an independent Data Safety Monitoring Board

GOAL LABEL: Indicated for the treatment of people aged 12 and above diagnosed with WHIM syndrome

ANC = absolute neutrophil count; ALC = absolute lymphocyte count

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10 Reduced RATE of infections Reduced SEVERITY of infections Mavorixafor achieved statistically significant increases in all white blood cells – neutrophils, lymphocytes, & monocytes – versus placebo 4WHIM trial met primary endpoint of time above threshold for absolute neutrophil counts (TATANC) and key clinical benefit assessments Phase 3 Clinical Trial Mavorixafor demonstrated significant clinical benefit & favorable safety profile Reduced DURATION of infections

Mavorixafor MOA Proven

Statistically Significant Increases in Total White Blood Cell (WBC) and Absolute Neutrophil Counts (ANC) over the 52 Week Study



Lower limit of normal for white blood cell counts
Total WBC Count 1
LS Mean and 95% CI (cells/uL)
LS Mean +/- 95% CI
Mavorixafor
Placebo
p<0.0001
p<0.0001
p<0.0001
p=0.0025
Total ANC Count 1
LS Mean and 95% CI (cells/uL)
LS Mean +/- 95% CI
Mavorixafor
Placebo
p=0.0049
p=0.0397
p=0.0196
p=0.0775
Week 0
Week 13
Week 26
Week 39
Week 52

	Week 0	Week 13	Week 26	Week 39	Week 52
Mavorixafor n:	13	13	11	9	10
Placebo n:	16	16	17	17	17[2]

Increased Cell Counts

- Statistically significant, durable increases in WBC and ANC
- Absolute WBCs approach near normal levels
- Statistically significant, durable increases in all WBC subtypes[3]
  - Absolute Neutrophil Count (ANC)
  - Absolute Lymphocyte Count (ALC)
  - Absolute Monocyte Count (AMC)

1. Calculated as the mean of absolute cell counts over the 24-hr assessment period.
2. At week 52, 3 of 17 placebo patients were given mavorixafor in advance of their TAT measurements as they entered the open-label portion of the study. All data are included in ITT analysis.
3. Data on file.

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12 Reduced RATE of infections Reduced SEVERITY of infections Infections Are The Major Problem in WHIM: Mavorixafor Delivered Benefit Phase 3 Clinical Trial Reduced DURATION of infections

13 Statistically Significant 58% Reduction in Annualized Infection Rate Mavorixafor versus placebo (ITT population) In fe c ti o n s P e r Y e a r 0 1 2 3 4 5 6 Mavorixafor Placebo ~60% reduction Annualized Infection Rate P value <0.01

14 Deeper Reductions in Infection Rate with Time on Mavorixafor Treatment First 6-months vs. second 6-months (ITT population) In fe c ti o n s /y e a r 0 1 2 3 4 5 6 7 8 0 to 6 months 6 to 12 months Annualized Infection Rate by 6-month Interval (mean ± 95% CI) Mavorixafor (N=14) Placebo (N=17) Annualized Infection Rate (~4.5/year) remained unchanged on placebo Deeper reductions in infection rates with time on treatment (3/year to less than 1/year) *P value < 0.005 0< t ≤6 months 6< to ≤12 months *

15 Mavorixafor Reduced Infection Rate Consistently Across Subgroups Favors Mav Favors Placebo Treatment Difference in Infection Rate (ratio of mavorixafor over placebo) All Sub-Groups Had Benefit Favoring Mavorixafor Treatment ✓ In those with or without concomitant Ig treatment ✓ In both adolescents and adults ✓ In both women and men

Mavorixafor Reduced Infections Across Most Organ Systems

Reported Benefit Observed in Bacterial, Viral, and Fungal Infections



~60% reduction
~90% reduction
100% reduction
Mavorixafor
Placebo
Number of infections
40
35
30
25
20
15
10
5
0
14
36
2
25
0
5
2
3
0
2
0
1
0
2
0
5
4
2
URT
Skin
LRT
GI
Eyes
Ears
Urinary tract
Oral
Genital[a]

URT, upper respiratory tract; GI, gastrointestinal; LRT, lower respiratory tract. [a]Excluding warts.

Assessment of Warts

First placebo-controlled study assessing warts in WHIM

- ~70% of patients had warts
- Warts assessed at wks 0, 26, and 52
- Photographic images captured
- Visual changes scored via central, blinded committee

Results

- No difference between groups in reducing pre-selected, existing warts
- Fewer participants on mavorixafor developed new warts at week 52

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17 Reduced RATE of infections Reduced SEVERITY of infections Phase 3 Clinical Trial Reduced DURATION of infections Infections are the Major Problem in WHIM: Mavorixafor Delivered Benefit

18 Severity Scale Description Grade 3 Severe or medically significant but not immediately life-threatening; hospitalization or prolongation of hospitalization indicated; disabling; limiting self care activities of daily living (ADL**) Grade 4 Life-threatening consequences; urgent intervention indicated. Grade 5 Death 1. CTCAE is defined as "Common Terminology Criteria for Adverse Events" and established by the US Dept of Health and Human Services: https://ctep.cancer.gov/protocoldevelopment/electronic_applications/docs/ctcae_v5_quick_reference_8.5x11.pdf Severity of Infections: Assessed by Standard CTCAE1 Criteria • Severe Infections: Grade 3 or Higher • Require significant intervention (oral and/or IV antibiotics) and/or hospitalization • Assessed by blinded, centralized, independent, adjudication committee **Self care ADL refer to bathing, dressing and undressing, feeding self, using the toilet, taking medications, and not bedridden

19 More Patients on Placebo Experienced Severe1 Infections Over 52 Weeks Mavorixafor (n=14) Placebo (n=17) CTCAE Criteria N N Grade 1 / Grade 2 10 11 Grade 3 1* 4 Grade 4 0 1 Grade 5 0 0 7% 29% 0% 5% 10% 15% 20% 25% 30% 35% Mavorixafor Placebo % O F P A T IE N T S Percentage of Patients Experiencing Grade 3 or Higher Infection Severity 1. Severe infections are those Grade 3 or higher by CTCAE criteria. *Grade 3 infection on mavorixafor treatment occurred during first 3 months of treatment; rate of severe infections on placebo unchanged over 52-week period Zero Grade 3 infections on mavorixafor after the first three months of treatment

Patients on Placebo More Heavily Treated with Anti-bacterials

Consistent with higher rate and severity of infections

- 10/17 (59%) on placebo were administered anti-bacterials/penicillins vs. 3/14 (21%) on mavorixafor
  - Amoxicillin or amoxicillin+other combination were most commonly prescribed anti-bacterial treatments

Anti-Bacterial Medications Used in Study	Placebo (n=17)	Mavorixafor (n=14)	Total (n=31)
	N (%)	N (%)	N (%)
Beta-lactam anti-bacterials, penicillins	10 (59)	3 (21)	13 (42)

Mavorixafor-treated participants experienced fewer infections and needed less treatment

X4 PHARMACEUTICALS

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21 Reduced RATE of infections Reduced SEVERITY of infections Phase 3 Clinical Trial Reduced DURATION of infections Infections are the Major Problem in WHIM: Mavorixafor Delivered Benefit

22 Total Time with Infection Reduced by >70% with Mavorixafor vs. Placebo Mavorixafor (n=14) Placebo (n=17) Mean (SD) 14.1 (2 weeks) 49.1 (7 weeks) Median 8.5 32.0 Min, Max 0, 43 8, 134 • Mean total time with infection: ~2 weeks on mavorixafor vs. ~7 weeks on placebo • Median total time with infection also showed (~75%) reduction Total Time with Infection (in days)

23 Oral Mavorixafor was Well Tolerated in the Trial Top-line safety data summary for randomization period Overall • No treatment-related Serious Adverse Events (SAEs) • No treatment-limiting toxicities • No discontinuations due to safety events • ~90% of patients continued into the Open Label Extension study Other Adverse Events • Most related to background disease (infections and low platelets)

24 Safety Assessment: Supports Chronic Dosing for Mavorixafor Placebo (n=17) Mavorixafor (n=14) Total (n=31) System Organ Class Subjects N (%) Events Subjects N (%) Events Subjects N (%) Events Any TEAE 17 (100) 143 14 (100) 88 31 (100) 231 Infections and infestations 17 (100) 96 11 (79) 28 28 (90) 124 Respiratory, thoracic and mediastinal disorders 6 (35) 9 2 (14) 3 8 (26) 12 Skin disorders 3 (18) 6 8 (57) 11 11 (36) 17 GI disorders 2 (12) 2 5 (36) 6 7 (23) 8 • Placebo arm had increased (3x to 4x) infections/infestations and respiratory disorders • Mavorixafor arm had increased skin & GI disorders • No discontinuations - all were mild, all resolved • Other safety assessments showed balance between two arms and/or deemed non-drug related

25 ✓Pre-NDA meeting with FDA completed in early Q2 • WHIM Phase 3 clinical and other data discussed ✓Overall favorable commentary and guidance US NDA submission for mavorixafor in the treatment of WHIM syndrome remains on track for early 2H 2023 Path Forward: Preparing for our First NDA Regulatory Submission X4 Eligible for Priority Review Voucher (PRV)

X4 Pharmaceuticals | Company Confidential 26 Preparation Underway for Potential 1H 2024 US Launch in WHIM Syndrome Building the WHIM Syndrome Community Ensuring Broad Patient Access Evolving X4 to a Fully Integrated Biotech • Establish X4 as a trusted partner with key stakeholders • Educate on WHIM syndrome, highlighting unmet need and enabling better patient identification • Support earlier diagnoses leading to better patient outcomes • Communicate the mavorixafor value proposition • Implement distribution and supply chain • Engage with Payers to ensure rapid reimbursement • Build a rare disease commercial organization • Establish infrastructure and capabilities • Coordinate cross-functional launch readiness 1 2 3

27 WHIM Phase 3: Provides Proof of Concept Supporting CN Leveraging Our Success in WHIM into Chronic Neutropenic Disorders Increased Absolute Neutrophil Counts (ANC) and Clinical Benefit in Reducing Infection Burden Mavorixafor Potential oral, well tolerated, once-daily option for CN Exploring use in idiopathic, cyclic, and congenital chronic neutropenic Potential Phase 3 trial in 2024 Phase 2 Study ongoing Rate Severity Duration

Maximizing Mavorixafor Potential to Address Infection Risk in CN and Beyond

WHIM Disease
>1,000 est. US Patients

Significant Infection Benefit Shown
On track for US NDA submission early 2H 2023

Chronic Neutropenic Disorders
~50,000 est. US Patients

Phase 2 CN trial data and registration path clarity
Expected 2Q/3Q 2023

Primary Immunodeficiencies (PIs)
>250,000[1] est. US Patients
(potential subset for further study)

Additional WHIM Phase 3 Data: Innate & adaptive immunity
Data anticipated 1H 2024


Additional PIs
>250,000 PI patients at increased risk of infections in the US[1]
Chronic Neutropenic Disorders
idiopathic
cyclic
congenital
WHIM

1. Boyle JM, Buckley RH. Population prevalence of diagnosed primary immunodeficiency diseases in the United States. J Clin Immunol. 2007 Sep;27(5):497-502

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